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                                                                    EXHIBIT 10.8

                        AMERICAN INTERNATIONAL COMPANIES

                              PRINCIPAL BOND OFFICE
                                175 WATER STREET
                               NEW YORK, NY 10038

AIU INSURANCE COMPANY
AMERICAN INTERNATIONAL PACIFIC INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY
COMMERCE & INDUSTRY INSURANCE COMPANY
GRANITE STATE INSURANCE COMPANY
ILLINOIS NATIONAL INSURANCE COMPANY
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
NEW HAMPSHIRE INSURANCE COMPANY

                             AGREEMENT OF INDEMNITY

     THIS AGREEMENT of indemnity, made and entered into this 25th day of August, 2000, by LAS VEGAS SANDS, INC. AND/OR ANY OF ITS PRESENT OR FUTURE SUBSIDIARIES OR AFFILIATES, INCLUDING, BUT NOT LIMITED TO, ANY LIMITED LIABILITY COMPANY (LLC), WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN, AND ANY CORPORATION, PARTNERSHIP, OR PERSON UPON ITS WRITTEN REQUEST; VENETIAN CASINO RESORT, LLC; GRAND CANAL SHOPS MALL, LLC; GRAND CANAL SHOPS MALL SUBSIDIARY, LLC; LIDO CASINO RESORT, LLC; MALL INTERMEDIATE HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL CONSTRUCTION, LLC; LIDO INTERMEDIATE HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL MM SUBSIDIARY, INC.; LIDO CASINO RESORT HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL MM, INC.; LIDO CASINO RESORT MM, INC.; INTERFACE GROUP HOLDING COMPANY, INC. hereinafter called the Principal) and LAS VEGAS SANDS, INC. AND/OR ANY OF ITS PRESENT OR FUTURE SUBSIDIARIES OR AFFILIATES, INCLUDING, BUT NOT LIMITED TO, ANY LIMITED LIABILITY COMPANY
(LLC), WHETHER ALONE OR IN JOINT VENTURE WITH OTHERS NOT NAMED HEREIN, AND ANY CORPORATION, PARTNERSHIP, OR PERSON UPON ITS WRITTEN REQUEST; VENETIAN CASINO RESORT, LLC; GRAND CANAL SHOPS MALL, LLC; GRAND CANAL SHOPS MALL SUBSIDIARY, LLC; LIDO CASINO RESORT, LLC; MALL INTERMEDIATE HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL CONSTRUCTION, LLC; LIDO INTERMEDIATE HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL MM SUBSIDIARY, INC.; LIDO CASINO RESORT HOLDING COMPANY, LLC; GRAND CANAL SHOPS MALL MM, INC.; LIDO CASINO RESORT MM, INC.; INTERFACE GROUP HOLDING COMPANY, INC. (hereinafter called the Indemnitors) and the member companies of the AMERICAN INTERNATIONAL COMPANIES (AIU Insurance Company, American International Pacific Insurance Company, American Home Assurance Company, Commerce & Industry Insurance Company, Granite State Insurance Company, Illinois National Insurance Company, The Insurance Company of the State of Pennsylvania, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company), hereinafter individually and collectively referred to as "SURETY".

                                   WITNESSETH:

     WHEREAS, the Principal, in the performance of contracts and the fulfillment of obligations generally, whether in its own name solely or as co-adventurer with others, may desire or be required to give or procure certain surety bonds, undertakings or instruments of guarantee, and to renew, or continue or substitute from time to time the same, or new bonds, undertakings or instruments of guarantee with the same or different penalties, and/or conditions, any one or more of which are hereinafter called Bonds; or the Principal or Indemnitors may request the Surety to refrain from canceling said Bonds; and
     WHEREAS, at the request of the Principal and the Indemnitors and upon the express understanding that this Agreement of Indemnity be given, the Surety has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said Bonds on behalf of the Principal; and
     WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety's refraining from canceling said Bonds.
     NOW, THEREFORE, in consideration of the premises the Principal and Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree with the Surety, as follows:

                                    PREMIUMS

     FIRST: The Principal and Indemnitors will pay to the Surety in such manner as may be agreed upon all premiums and charges of the Surety for Bonds in accordance with its rate filings, its manual of rates, or as otherwise agreed upon, until the Principal or Indemnitors shall serve evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof.

                                    INDEMNITY

     SECOND: The Principal and Indemnitors shall exonerate, indemnify, and keep indemnified the Surety from and against any and all liability for losses and/or expenses of whatsoever kind or nature (including, but not limited to, interest, court costs and counsel fees) and from and against any and all such losses and/or expenses which the Surety may sustain and incur: (1) By reason of having executed or procured the execution of the Bonds; (2) By reason of the failure of the Principal or Indemnitors to perform or comply with the covenants and conditions of this Agreement; or (3) In enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid causes shall be made to the Surety by the Principal and Indemnitors as soon as liability exists or is asserted against the Surety, whether or not the Surety shall have made any payment therefor. Such payment shall be equal to the amount of the reserve set by the Surety. In the event of any payment by the Surety the Principal and Indemnitors further agree that in any accounting between the Surety and the Principal, or between the surety and the Indemnitors, or either or both of them, the Surety shall be entitled to charge for any and all disbursements made by it in good faith in and about the matters herein contemplated by this Agreement under the belief that it is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; and that the vouchers or other evidence of any such payments made by the Surety shall be prima facie evidence of the fact and amount of the liability to the Surety.

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                                   ASSIGNMENT

     THIRD: The principal, the Indemnitors hereby consenting, will assign, transfer and set over, and does hereby assign, transfer and set over to the Surety, as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Principal to the Surety, whether heretofore or hereafter, incurred, the assignment in the case of each contract to become effective as of the date of the bond covering such contract, but only in the event of (1) any abandonment, forfeiture or breach of any contracts referred to in the Bonds of any breach of any said Bonds; or (2) of any breach of the provisions of any of the paragraphs of this Agreement; or (3) of a default in discharging such other indebtedness or liabilities when due; or (4) of any assignment by the Principal for the benefit of creditors, or of the appointment, or of any application for the appointment, of a receiver or trustee for the Principal whether insolvent or not; or (5) of any proceeding which deprives the Principal of the use of any of the machinery, equipment, plant, tools, or material referred to in section (b) of this paragraph; or (6) of the Principal's dying, absconding, disappearing, incompetency, being convicted of a felony, or imprisoned if the Principal be an individual: (a) All the rights of the Principal in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds; (b) All the rights, title and interest of the Principal in and to all machinery, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all of said sites; (c) All the rights, title and interest of the Principal in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (d) All actions, causes of actions, claims and demands whatsoever which the Principal may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools or other equipment in connection with or on account of any and all contracts referred to in the Bonds; and against any surety or sureties of any subcontractor, laborer, or materialman; (e) Any and all percentages retained and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds and all other contracts whether bonded or not in which the Principal has an interest.

                                   TRUST FUND

     FOURTH: If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits the assignment of the contract price, or any part thereof, the Principal and Indemnitors covenant and agree that all payments received for or on account of said contract shall be held as a trust fund in which the Surety has an interest, for the payment of obligations incurred in the performance of the contract and for labor, materials, and services furnished in the prosecution of the work provided in said contract or any authorized extension or modification thereof; and, further, it is expressly understood and declared that all monies due and to become due under any contract or contracts covered by the Bonds are trust funds, whether in the possession of the Principal or Indemnitors or otherwise, for the benefit of and for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any of said Bonds, which said trust also inures to the benefit of the Surety for any liability or loss it may have or sustain under any said Bonds, and this Agreement and declaration shall also constitute notice of such trust.

                             UNIFORM COMMERCIAL CODE

     FIFTH: That this Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect and may be so used by the Surety without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law, or in equity.

                                    TAKEOVER

     SIXTH: In the event of any breach or default asserted by the obligee in any said Bonds, or the Principal has abandoned the work on or forfeited any contract or contracts covered by any said Bonds, or has failed to pay obligations incurred in connection therewith, or in the event of the death, disappearance, Principal's conviction for a felony, imprisonment, incompetency, insolvency, or bankruptcy of the Principal, or the appointment of a receiver or trustee for the Principal, or the property of the Principal, or in the event of an assignment for the benefit of creditors of the Principal, or if any action is taken by or against the Principal under or by virtue of the National Bankruptcy Act, or should reorganization or arrangement proceedings be filed by or against the Principal under said Act, or if any action is taken by or against the Principal under the insolvency laws of any state, possession, or territory of the United States the Surety shall have the right, at its option and in its sole discretion and is hereby authorized, with or without exercising any other right or option conferred upon it by law or in the terms of this Agreement, to take possession of any part or all of the work under any contract or contracts covered by any said Bonds, and at the expense of the Principal and Indemnitors to complete or arrange for the completion of the same, and the Principal and Indemnitors shall promptly upon demand pay to the Surety all losses, and expenses so incurred.

                                     CHANGES

     SEVENTH: The Surety is authorized and empowered, without notice to or knowledge of the Indemnitors to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specifications accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of the Bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of said Indemnitors.

                                    ADVANCES

     EIGHTH: The Surety is authorized and empowered to guarantee loans, to advance or lend to the Principal any money, which the Surety may see fit, for the purpose of any contracts referred to in, guaranteed by the Bonds; and all money expended in the completion of any such contracts by the Surety, or lent or advanced from time to time to the Principal, or guaranteed by the Surety for the purposes of any such contracts, and all costs, and expenses incurred by the Surety in relation thereto, unless repaid with legal interest by the Principal to the Surety when due, shall be presumed to be a loss by the Surety for which the Principal and the Indemnitors shall be responsible, notwithstanding that said money or any part thereof should not be so used by the Principal.

                                BOOKS AND RECORDS

     NINTH: At any time, and until such time as the liability of the Surety under any and all said Bonds is terminated, the Surety shall have the right to reasonable access to the books, records, and accounts of the Principal and Indemnitors; and any bank depository, materialman, supply house or other person, firm, or corporation when requested by the Surety is hereby authorized to furnish the Surety any information requested including, but not limited to, the status of the work under contracts being performed by the Principal, the condition of the performance of such contracts and payments of accounts.

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                                DECLINE EXECUTION

     TENTH: Unless otherwise specifically agreed in writing, the Surety may decline to execute any Bond and the Principal and Indemnitors agree to make no claim to the contrary in consideration of the Surety's receiving this Agreement; and if the Surety shall execute a Bid or Proposal Bond, it shall have the right to decline to execute any and all of the bonds that may be required in connection with any award that may be made under the proposal for which the Bid or Proposal Bond is given and such declination shall not diminish or alter the liability that may arise by reason of having executed the Bid or Proposal Bond.

                               NOTICE OF EXECUTION

     ELEVENTH: The Indemnitors hereby waive notice of the execution of said Bonds and of the acceptance of this Agreement, and the Principal and the Indemnitors hereby waive all notice of any default, or any other act or acts giving rise to any claim under said Bonds, as well as notice of any and all liability of the Surety under said Bonds, and any and all liability on their part hereunder, to the end and effect that, the Principal and the Indemnitors shall be and continue liable hereunder, notwithstanding any notice of any kind to which they might have been or be entitled, and notwithstanding any defenses they might have been entitled to make.

                                    HOMESTEAD

     TWELFTH: The Principal and the Indemnitors hereby waive, so far as their respective obligations under this Agreement are concerned, all rights to claim any of their property, including their respective homesteads, as exempt from levy, execution, sale or other legal process under the laws of any State, Territory, or Possession.

                                   SETTLEMENTS

     THIRTEENTH: The Surety shall have the right to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds, unless the Principal and the Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorney's fees, including those of the Surety.

                                    SURETIES

     FOURTEENTH: In the event the Surety procures the execution of the Bonds by other sureties, or executes the Bond with co-sureties, or reinsures any portion of said Bonds with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interest may appear.

                                      SUITS

     FIFTEENTH: Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits, upon other causes of action, whether therefore or thereafter arising.

                                 OTHER INDEMNITY

     SIXTEENTH: That the Principal and the Indemnitors shall continue to remain bond under the terms of this Agreement even though the Surety may have from time to time heretofore or hereafter, with or without notice to or knowledge of the Principal and the Indemnitors, accepted or released other agreements of indemnity or collateral in connection with the execution or procurement of said Bonds, from the Principal or Indemnitors or others, it being expressly understood and agreed by the Principal and the Indemnitors that any and all other rights which the Surety may have or acquire against the Principal and the Indemnitors and/or others under any such other or additional agreements of indemnity or collateral shall be in addition to, and not in lieu of, the rights afforded the Surety under this Agreement.

                                   INVALIDITY

     SEVENTEENTH: In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Principal and Indemnitors that the rights, powers, and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Principal and Indemnitors or others whether by the terms of any other agreement or by operation of law or otherwise.

                                ATTORNEY IN FACT

     EIGHTEENTH: The Principal and Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety as their attorney-in-fact with the right, but not the obligation, to exercise all of the rights of the Principal and Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of the Principal and Indemnitors to make, execute, and deliver any and all additional or other assignments, documents or papers deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Principal and Indemnitors hereby ratify and confirm all acts and actions taken and done by the Surety and such attorney-in-fact.

                                   TERMINATION

     NINETEENTH: This Agreement may be terminated by the Principal or Indemnitors upon twenty days's written notice sent by registered mail to the Surety at its principal bond office at 175 Water Street, 6th Floor, New York, New York, 10038, but any such notice of termination shall not operate to modify, bar, or discharge the Principal or the Indemnitors as to the Bonds that may have been theretofore executed.

     TWENTIETH: This Agreement may not be changed or modified orally. No change or modification shall be effective unless made by written endorsement executed to form a part hereof.

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     TWENTY-FIRST: Regardless of the date this Agreement is signed, it is hereby understood and agreed that the effective date of this Agreement shall be August 25, 2000.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals the day and year first above written.

ATTEST OR WITNESS:                      LAS VEGAS SANDS, INC.      (SEAL)

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Vice President of Finance               Assistant to the Chairman of
                                                 the Board and Secretary


                                        VENETIAN CASINO RESORT, LLC

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Chief Financial Officer                 Assistant to the Chairman of
                                                 the Board and Secretary


                                        GRAND CANAL SHOPS MALL, LLC

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Vice President of Finance               Assistant to the Chairman of
                                                 the Board and Secretary


                                        GRAND CANAL SHOPS MALL SUBSIDIARY, LLC

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Vice President of Finance               Assistant to the Chairman of
                                                 the Board and Secretary


                                        LIDO CASINO RESORT, LLC

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Vice President of Finance               Assistant to the Chairman of
                                                 the Board and Secretary


                                        GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Vice President of Finance               Secretary


                                        INTERFACE GROUP HOLDING COMPANY, INC.

*By: /s/ Harry Miltenberger             *By: /s/ David Friedman
    ------------------------------          ------------------------------------
         Harry Miltenberger                      David Friedman
         Assistant Treasurer                     Secretary


*    Subject to Rider

                                      RIDER

                        AMERICAN INTERNATIONAL COMPANIES

                             AGREEMENT OF INDEMNITY

     The undersigned parties' agreement to this Agreement of Indemnity is subject to and based upon Surety's agreement that this Agreement of Indemnity does not in any way:

     (i) alter or amend the insurance policy (Policy #BE701 86 09) issued by American Home Assurance Company in favor of the Venetian Casino Resort, LLC ("Venetian") and Las Vegas Sands, Inc. ("LVSI") (the "Policy") or any other agreement;

     (ii) require the granting of any security by LVSI or Venetian for its general indemnity; or

     (iii) permit AIG to settle any claims against a bond delivered thereunder in a manner inconsistent with the Policy.

Attest: /s/ Bradley H. Stone        By: /s/ David Friedman
       -----------------------         --------------------------------
       Bradley H. Stone                David Friedman
       Executive Vice President        Assistant to the Chairman of the
       Las Vegas Sands, Inc.           Board and/or Secretary

                                       On behalf of:
                                       LAS VEGAS SANDS, INC.
                                       VENETIAN CASINO RESORT, LLC
                                       GRAND CANAL SHOPS MALL, LLC
                                       GRAND CANAL SHOPS MALL SUBSIDIARY, LLC
                                       LIDO CASINO RESORT, LLC
                                       GRAND CANAL SHOPS MALL CONSTRUCTION, LLC
                                       INTERFACE GROUP HOLDING COMPANY, INC.


Attest: /s/ Bradley H. Stone        By: /s/ Harry Miltenberger
       -----------------------         --------------------------------
       Bradley H. Stone                Harry Miltenberger
       Executive Vice President        Chief Financial Officer and/or Vice
       Las Vegas Sands, Inc.           President of Finance and/or Assistant
                                       Treasurer

                                       On behalf of:
                                       LAS VEGAS SANDS, INC.
                                       VENETIAN CASINO RESORT, LLC
                                       GRAND CANAL SHOPS MALL, LLC
                                       GRAND CANAL SHOPS MALL SUBSIDIARY, LLC
                                       LIDO CASINO RESORT, LLC
                                       GRAND CANAL SHOPS MALL CONSTRUCTION, LLC
                                       INTERFACE GROUP HOLDING COMPANY, INC.

                                ACKNOWLEDGEMENTS

State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------

State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------

State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------

State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------


State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------

                                ACKNOWLEDGEMENTS

State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------


State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
           ------------------------------

State of Nevada

County of Clark

On 11/22/00 before me, Verise Vashti Campbell (here insert name) Notary Public, personally appeared David Friedman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me all that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  [SEAL OF NOTARY PUBLIC -
                                                   STATE OF NEVADA]

Signature  /s/ Verise Vashti Campbell             (Seal)
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